SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ] Confidential for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
[ ] Definitive Additional Materials           Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           KELLSTROM INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)  Title of each class of securities to which applies:

- - --------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

    (5)  Total fee paid:

- - --------------------------------------------------------------------------------

    (6)  Fee paid previously with preliminary materials:

- - --------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.


    (1)  Amount Previously Paid:

- - --------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

- - --------------------------------------------------------------------------------

    (3)  Filing Party:

- - --------------------------------------------------------------------------------

    (4)  Date Filed:

- - --------------------------------------------------------------------------------

                          KELLSTROM INDUSTRIES, INC.
                             14000 N.W. 4TH STREET
                            SUNRISE, FLORIDA 33325

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 28, 1996


TO THE STOCKHOLDERS:

      The annual meeting of stockholders of Kellstrom Industries, Inc., a Delaware corporation (the "Company"), will be held at the executive offices of the Company, located at 14000 N.W. 4th Street, Sunrise, Florida 33325 at 10:00 A.M. local time on Wednesday, August 28, 1996 for the following purposes:

      1. To elect one Class I Director to serve for a term of one year.

      2. To elect three Class II Directors to serve for a term of two years.

      3. To approve the Company's 1996 Stock Option Plan.

      4. To ratify and approve the selection of independent auditors of the Company to serve until the next annual meeting of stockholders.

      5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

   Accompanying this Notice of Annual Meeting is a Proxy, a Proxy Statement, and a copy of the Company's 1995 Annual Report to Stockholders.

   Only holders of record of the Company's Common Stock at the close of business on July 1, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid, self-addressed envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors,


                                          ANTHONY MOTISI
                                          SECRETARY

Sunrise, Florida
July 23, 1996


     ALL PERSONS TO WHOM THE ACCOMPANYING PROXY IS ADDRESSED ARE REQUESTED TO DATE, EXECUTE AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                           KELLSTROM INDUSTRIES, INC.
                              14000 N.W. 4TH STREET
                             SUNRISE, FLORIDA 33325

                               PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON AUGUST 28, 1996

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Kellstrom Industries, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 A.M. local time on Wednesday, August 28, 1996 at the executive offices of the Company located at 14000 N.W. 4th Street, Sunrise, Florida 33325, and at any postponement or adjournment thereof. This proxy statement and the enclosed proxy are being mailed to stockholders on or about July 23, 1996.

      The only outstanding voting securities of the Company are its Common Stock, par value $0.001 (the "Common Stock"). On July 1, 1996, the record date for the Annual Meeting, there were 2,881,818 shares of Common Stock entitled to vote at the Annual Meeting. Each holder of record of Common Stock at the close of business on the record date will be entitled to one vote for each share so held.

      The presence at the Annual Meeting in person or by proxy of holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business. If a proxy in the accompanying form is duly executed, dated and returned, the shares represented thereby will be voted in accordance with the instructions set forth therein unless revoked. Stockholders attending the Annual Meeting may vote their shares in person whether or not a proxy has been previously executed and returned. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the proposals set forth in the Notice attached to this Proxy Statement. If any other matter is properly presented at the meeting, which is not currently anticipated, it is the intention of the proxy holders to vote the proxies in accordance with their best judgment in such matters. The cost of soliciting the proxies will be borne by the Company.

      Directors will be elected by a plurality of the votes cast at the meeting. Approval of each other matter will require the affirmative vote of a majority of the votes cast thereon. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

      Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Company addressed to Anthony Motisi, Secretary, 14000 N.W. 4th Street, Sunrise, Florida 33325. No such revocation shall be effective until it has been received by the Company at or prior to the Annual Meeting.

                             ELECTION OF DIRECTORS

      The Board of Directors is divided into two classes, designated Class I and Class II. Class I consists of one director, and Class II consists of three directors. At the Annual Meeting, the holders of Common Stock will elect one Class I director for a term expiring at the 1997 Annual Meeting of Stockholders and three Class II directors for a term expiring at the 1998 Annual Meeting of Stockholders. The Company's By-Laws provide that at each annual meeting of stockholders hereafter, successor(s) to the class of directors whose term expires at such meeting will be elected for a term of two years. Each of the Class I and Class II nominees are presently serving as directors of the Company.

      If any of the nominees is not elected or is unable to serve (although such a contingency is not expected), the remaining Board members may elect a substitute or, alternatively, may reduce the size of the Board, all in accordance with the Company's By-Laws.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE INDIVIDUALS
NOMINATED BY THE BOARD OF DIRECTORS.


NAME OF NOMINEE       AGE    PRESENT OCCUPATION AND BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
- - ---------------       ---    ---------------------------------------------------------------------
CLASS I DIRECTOR:
(Term Expires 1997)

David Jan Mitchell     34    David Jan Mitchell has been a director of the Company since its inception in December 1993.  From such time until August 21,
                             1995, Mr. Mitchell also acted as the Secretary of the Company.
                             Since August 1994, Mr. Mitchell has served as a director of Holmes
                             Protection Group, a publicly traded security alarm system company.
                             Since March 1995, Mr. Mitchell has served as a director of
                             European Gateway Acquisition Corporation ("EGAC").  In August
                             1995, EGAC acquired Bogen Communications, Inc. and changed its name to Bogen Communications International, Inc. ("Bogen").
                             Bogen is a public company traded on the American Stock Exchange which is involved in digital voice processing peripheral products.
                             Since March 1992, Mr. Mitchell has been a partner of Petherton
                             Capital Corporation, a privately held real estate investment company.  Since January 1991, he has been the President of Mitchell
                             & Company, a New York-based merchant banking company he
                             founded.  Mitchell & Company is engaged in venture capital investments and financing.
CLASS II DIRECTORS:
(Term Expires 1998)

Joram D. Rosenfeld     52    Joram D. Rosenfeld has been the Co-Chairman of the Board and a director of the Company since its inception in December 1993.
                             From such time until June 22, 1995, Mr. Rosenfeld was Co-Chief
                             Executive Officer and Co-President of the Company.  From June 22,
                             1995 until August 21, 1995, Mr. Rosenfeld was also the Treasurer of the Company.  From November 1995 until

NAME OF NOMINEE       AGE    PRESENT OCCUPATION AND BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
- - ---------------       ---    ---------------------------------------------------------------------
                             July 1, 1996, Mr. Rosenfeld served as a director of
                             Rada Electronics Industries, Inc. ("Rada"), a
                             public company traded on the Nasdaq National Market
                             which is engaged in the business of avionics for
                             the commercial and military aviation industries.
                             Kellstrom Industries, Inc. ("Kellstrom") was an
                             indirectly wholly-owned subsidiary of Rada prior to
                             the acquisition of the assets of Kellstrom by the
                             Company on June 22, 1995. From March 1995 until
                             August 1995, Mr. Rosenfeld was a Co-Chief Executive
                             Officer of EGAC and since August 1995, has served
                             as a director and member of the executive committee
                             of Bogen. Since September 1993, Mr. Rosenfeld has
                             been a director of Oram Electric Industries
                             ("Oram"), an Israeli manufacturer of transformers
                             and electronic power supplies. Oram was a
                             subsidiary of Geotek Industries, Inc. ("Geotek")
                             until Oram was acquired by a group of investors
                             headed by Mr. Rosenfeld in September 1993. Since
                             November 1992, he has been a director of Mofet,
                             Israel Venture Fund, an Israeli public company
                             investing in emerging companies in the
                             technology-led industry in Israel. Since July 1991,
                             he has been a director of Exodus Projects, Inc.,
                             which is a joint venture partner in Alberici
                             International, a United States-based partnership
                             operating in the construction business in Israel.
                             From June 1988 until February 1996, Mr. Rosenfeld
                             was the Chairman of the Board of Healthcare
                             Technologies, Ltd., a public company traded on the
                             Nasdaq SmallCap Market which is engaged in the
                             development, manufacturing and sale of medical
                             diagnostic tests. From January 1985 until May 1995,
                             Mr. Rosenfeld was a director of Comverse
                             Technology, Inc. ("Comverse"), a public company
                             traded on the Nasdaq National Market which designs,
                             develops, manufactures and markets special purpose
                             telecommunications and computer-based systems.

Yoav Stern             42    Yoav Stern has been the Co-Chairman of the Board and a director of the Company since its inception in December 1993.  From such time until June 22, 1995, Mr. Stern was the Co-Chief Executive Officer
                             and Co-President of the Company.  From November 1995 until July
                             1, 1996, Mr. Stern was a director of Rada.  Mr. Stern was a Co-
                             Chief Executive Officer of EGAC from March 1995 until August
                             1995, and since August 1995, has served as a director and member of the executive committee of Bogen.  From February 1994 to April
                             1995, Mr. Stern served as a director of Random Access, Inc., a public company traded on the Nasdaq National Market, which is engaged in the information technology business.  From January 1993 to September 1993, Mr. Stern was President and director of
                             WordStar International, Inc. ("WordStar"), which is engaged in research and development and worldwide marketing and

NAME OF NOMINEE       AGE    PRESENT OCCUPATION AND BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
- - ---------------       ---    ---------------------------------------------------------------------
                             distribution of software for business and consumer applications.
                             Mr. Stern structured the business combination of WordStar with two other public companies, after which WordStar changed its name to
                             SoftKey International, Inc. ("SoftKey").  SoftKey is traded on the
                             Nasdaq National Market.  Mr. Stern is currently a director of, and consultant to, SoftKey.  From March 1990 to December 1992, Mr.
                             Stern was Vice President of Business Development of Elron
                             Electronic Industries Ltd. ("Elron"), a multinational high-technology public holding company based in Israel.

Zivi R. Nedivi         38    Zivi R. Nedivi has been the Chief Executive Officer and a director of the Company since June 22, 1995.  Mr. Nedivi was the founder,
                             President and Chief Executive Officer of Kellstrom from its establishment in 1990 until June 22, 1995, when its assets were acquired by the Company.  Since September 1994, Mr. Nedivi has
                             served as Corporate Vice President of Rada.

      The Company's Board of Directors held four meetings during 1995, at which all directors were present and took one action by unanimous consent.

      The Board established an Audit Committee in March 1996. Messrs. Stern, Rosenfeld and Nedivi are members of the Audit Committee. It is expected that the Audit Committee will recommend the appointment of independent auditors and review the plan, scope and results of the audit and the findings and recommendations of the independent auditors concerning internal accounting policies and controls. The Audit Committee will also review and recommend accounting and internal audit policies. The Executive Committee of the Board, which is comprised of Messrs. Stern, Rosenfeld and Nedivi, meets once a week. Such Committee has all the power and authority of the Board in the management of the business and affairs of the Company to the extent permitted by law. The Board has no nominating or compensation committees.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of July 1, 1996 regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to beneficially own more than five percent (5%) of such Common Stock, (ii) each director and executive officer of the Company and (iii) all the directors and executive officers as a group. Except as otherwise indicated, the address of each beneficial holder is the same as the Company.

NAME AND ADDRESS OF                AMOUNT AND NATURE             PERCENTAGE
 BENEFICIAL HOLDER            OF BENEFICIAL OWNERSHIP(1)      BENEFICIALLY OWNED
- - -------------------           --------------------------      ------------------

Joram D. Rosenfeld                   475,568(2)                    16.3%
c/o Exodus Projects, Inc.
101 E. 52 Street, 11th Floor
New York, NY  10022

Yoav Stern                           475,568(2)                    16.3%
c/o YTS Investments, Inc.
One Sansome Street, Suite 1800
San Francisco, CA  94104

Zivi R. Nedivi                       475,568(2)                    16.3%

Bedford Falls Investors, L.P.        317,215(3)                    10.0%
660 Madison Avenue, 20th Floor
New York, NY  10021

David Jan Mitchell                    99,911(4)                     3.4%
c/o Mitchell & Co. Ltd.
850 3rd Avenue, 10th Floor
New York, NY  10022

John S. Gleason                       21,000(5)                     1.0%


Paul F. Steele                            --                          --

All Executive Officers
and Directors as a Group
(7 persons)                          600,579                       20.3%
- - ----------------

(1) Does not include those shares issuable upon the exercise of options granted pursuant to the 1995 Stock Option Plan which are not exercisable within 60 days.

(2) Each of Messrs. Rosenfeld, Stern and Nedivi may be deemed to be a member of a group for the purposes of Section 13(d) under the Securities Exchange Act of 1934 by virtue of a stockholders' agreement entered into by them on August 24, 1995. Each party thereto agreed to vote the stock of the Company held of record or beneficially by them as directed by a majority of said individuals. Each party also agreed not to sell, encumber or otherwise dispose of the stock of the Company beneficially owned by him except in accordance with the terms of said agreement. The agreement was amended to permit each of said stockholders to pledge their shares of Common Stock as collateral towards their respective capital contribution obligations to a limited liability company in which each of said individuals is a member. As members of a group, each may be deemed to share the voting power with respect to the shares and warrants owned by all three individuals. Such number includes 30,000 warrants held by Mr. Stern and 10,000 warrants held by Mr. Rosenfeld, each of which entitles the holder to purchase one share of Common Stock at an exercise price of $5 per share.

(3) Includes 301,715 warrants, each of which entitles the holder to purchase one share of Common Stock at $5 per share. Includes shares and warrants beneficially owned by Metropolitan Capital Advisors, L.P., the general partner of Bedford Falls Investors, L.P. ("Bedford Falls"); Metropolitan Capital Advisors, Inc., the general partner of Metropolitan Capital Advisors, L.P.; Metropolitan Capital Partners II, L.P., which provides administrative services to Bedford Falls; KJ Advisors, Inc., the general partner of Metropolitan Capital Partners II, L.P.; Jeffrey Schwarz, director, officer and stockholder of Metropolitan Capital Advisors, Inc. and KJ Advisors, Inc.; and Karen Finerman, director, officer and stockholder of Metropolitan Capital Advisors, Inc. and KJ Advisors, Inc., as reported in a Schedule 13D filed in January 1996.

(4) Includes 24,774 warrants, each of which entitles the holder to purchase one share of Common Stock at an exercise price of $5 per share.

(5) Includes 10,000 warrants, each of which entitles the holder to purchase one share of Common Stock at an exercise price of $5 per share.

                            EXECUTIVE COMPENSATION

      The following table summarizes the compensation for services rendered to the Company in 1995 by the Chief Executive Officer and each of the Company's three most highly compensated other executive officers as to whom the total annual salary and bonus exceeded $100,000 in 1995. Prior to June 1995 none of the Company's executive officers, including the Chief Executive Officer, received any compensation from the Company.

                          SUMMARY COMPENSATION TABLE
 COMPENSATION                 ANNUAL COMPENSATION             LONG TERM
- - --------------                -------------------             ---------

                                                              SECURITIES
                                                              UNDERLYING
NAME AND PRINCIPAL               SALARY        BONUS           OPTIONS/
POSITION              YEAR         ($)           ($)          SARS(#)(1)
- - ------------------    ----      ---------    ---------        ----------
Zivi R. Nedivi
Chief Executive
Officer and
President            1995        $97,500       $183,809        49,000/0

John S. Gleason
Chief Financial
Officer and
Treasurer            1995         68,750         58,061        30,000/0

Paul F. Steele
Vice President       1995         56,875         55,466        13,500/0
- - ---------------
(1)   None of the options indicated are currently exercisable.

      The following table sets forth information concerning options granted in the last fiscal year to the persons named in the preceding Summary Compensation Table.

                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS(1)

                   NUMBER OF
                   SECURITIES         PERCENT OF TOTAL
                   UNDERLYING         OPTIONS/SARS
                   OPTIONS/           GRANTED TO           EXERCISE
                   SARS               EMPLOYEES IN         OR BASE           EXPIRATION
 NAME              GRANTED(#)         FISCAL YEAR          PRICE($/SH)       DATE
- - ------             ----------         ----------------     -----------       -------------
Zivi R. Nedivi     49,000/0               40.16%            $ 5.00           Sept. 7, 2005
John S. Gleason    30,000/0               24.59               5.00           Sept. 7, 2005
Paul F. Steele     13,500/0               11.07               5.00           Sept. 7, 2005

(1) The foregoing options were granted pursuant to the Company's 1995 Stock Option Plan. One-third of the total number of options granted to each individual become exercisable on September 7, 1996, one-third become exercisable on September 7, 1997, and the balance becomes exercisable on September 7, 1998. Each option entitles the holder to purchase one share of Common Stock at an exercise price of $5.00 per share.

      The following table sets forth information concerning the value of unexercised stock options at the end of the 1995 fiscal year for the persons named in the Summary Compensation Table.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION/SAR VALUES

                                               NUMBER OF
                                               SECURITIES        VALUE OF
                                               UNDERLYING        UNEXERCISED
                                               UNEXERCISED       IN-THE-MONEY
                                               OPTIONS/SARS      OPTIONS/SARS
                                               AT FISCAL YEAR-   AT FISCAL YEAR-
                                               END (#)           END ($)
              SHARES ACQUIRED    VALUE
                ON EXERCISE     REALIZED       EXERCISABLE/      EXERCISABLE/
NAME                (#)           ($)          UNEXERCISABLE     UNEXERCISABLE
- - ----          ---------------   --------       ---------------   ---------------
Zivi R. Nedivi       0             0              0/49,000            0/0
John S. Gleason      0             0              0/30,000            0/0
Paul F. Steele       0             0              0/13,500            0/0

COMPENSATION OF DIRECTORS

        The Company pays each of Messrs. Rosenfeld and Stern $90,000 annually for their services as Co-Chairmen of the Board. The Company's Chief Executive Officer, Mr. Nedivi, receives no compensation for service as a Director. All Directors are reimbursed for out-of-pocket expenses incurred in attending Board meetings. In addition, during 1995, the Company's Directors were granted options under the Company's 1995 Stock Option Plan to acquire the Company's Common Stock. Messrs. Rosenfeld, Stern and Nedivi were each granted options to purchase 49,000 shares of Common Stock. One-third of the total number of options granted to such Directors becomes exercisable on September 7, 1996, one-third become exercisable on September 7, 1997 and the balance becomes exercisable on September 7, 1998. Mr. Mitchell was granted options to purchase 15,000 shares of Common Stock, one-half of which become exercisable on September 7, 1996 and one-half become exercisable on September 7, 1997. Each option entitles the holder thereof to purchase one share of Common Stock at an exercise price of $5.00 per share.

EMPLOYMENT AGREEMENTS

        The Company entered into a five-year employment contract with Mr. Nedivi, effective as of June 22, 1995, providing for an annual base salary of $180,000. Mr. Nedivi's employment contract also provides for a bonus of $180,000 per year payable on the following terms: (i) if the actual net income for the Company in any year exceeds the target set forth in his contract for such year, Mr. Nedivi's bonus will increase by a corresponding percentage, provided that the total bonus may not exceed $270,000; and (ii) if the actual net income for the Company in any year is less than such target, Mr. Nedivi's bonus will decrease by twice the corresponding percentage (so that if the actual net income for the Company is 50% or less of the target, there will be no bonus paid to Mr. Nedivi). In addition, the employment agreement provides that Mr. Nedivi will be paid severance of four months of his base salary if employment is terminated without cause, and that upon a change of control Mr. Nedivi will be paid severance equal to twelve months of his base salary. A change of control under the contract would occur when (i) any member of the Executive Committee of the Board of Directors is no longer a member of such committee or (ii) Mr. Nedivi is involuntarily removed from the Board without cause.

        The Company entered into a five-year employment contract with Mr. Gleason, effective as of May 18, 1995, providing for an annual base salary of $150,000. Mr. Gleason's contract also provides for a bonus of $50,000 per year payable on the following terms: (i) if the actual net income for the Company exceeds the target set forth in his contract (the "Gleason Target") but is less than 150% of the Gleason Target, Mr. Gleason will receive the $50,000 bonus plus a percentage of $50,000 in accordance with a predetermined formula; (ii) if the actual net income for the Company is at least 150% of the Gleason Target, Mr. Gleason will receive a bonus of $75,000; (iii) if the Company has actual net income of less than 50% of the Gleason Target, Mr. Gleason will receive no bonus and (iv) if the Company has actual net income of at least 50% of the Gleason Target but less than the Gleason Target, Mr. Gleason will receive a predetermined percentage of $50,000. In addition, the employment agreement provides that Mr. Gleason will be paid severance of four months of his base salary if employment is terminated without cause, and that upon a change of control, Mr. Gleason will be paid severance equal to twelve months of his base salary. A change of control is defined in the contract as (i) any transaction which results in the stockholders of the Company immediately before the transaction ceasing to own at least 51% of the voting stock of the Company or of the entity which results from the transaction, (ii) a merger, consolidation or other transaction where the Company is not the surviving entity or (iii) a disposition of all or substantially all of the assets of the Company.

        The Company entered into a five-year employment contract with Mr. Steele, effective as of January 1, 1996, providing for an annual base salary of $130,000. Mr. Steele's contract also provides for a bonus of $50,000 per year payable on the following terms: (i) if the actual net income for the Company exceeds the target set forth in his contract (the "Steele Target") but is less than 150% of the Steele Target, Mr. Steele will receive the $50,000 bonus plus a percentage of $50,000 in accordance with a predetermined formula; (ii) if the actual net income for the Company is at least 150% of the Steele Target, Mr. Steele will receive a bonus of $75,000; (iii) if the Company has actual net income of less than 50% of the Steele Target, Mr. Steele will receive no bonus and (iv) if the Company has actual net income of at least 50% of the Steele Target but less than the Steele Target, Mr. Steele will receive a predetermined percentage of $50,000. In addition, the employment agreement provides that Mr. Steele will be paid severance of six months of his base salary if employment is terminated without cause, and that upon a change of control (as defined in Mr. Gleason's contract), Mr. Steele will be paid severance equal to eight months of his base salary.

        Each of the foregoing employment agreements requires the Company to indemnify the individual for liabilities incurred by them because of an act or omission or neglect or breach of duty committed while acting in the capacity as an officer of the Company. Certain actions, including acts for which the individual is removed or terminated for cause, are excluded from such indemnification protection.

                             CERTAIN TRANSACTIONS

        On August 24, 1995, the Company entered into an agreement with Mr. Nedivi pursuant to which Mr. Nedivi purchased 181,818 shares at a purchase price of $1,000,000. Mr. Nedivi agreed not to hypothecate or dispose of any interest in any of the shares until April 11, 1997. The agreement was amended to permit Mr. Nedivi to pledge the shares as collateral for his capital contribution to a limited liability company in which he and the other directors of the Company are members.

        See "Executive Compensation - Employment Agreements" for a discussion of the employment agreements which the Company has with each of Zivi R. Nedivi, John S. Gleason and Paul F. Steele.

                       APPROVAL OF 1996 STOCK OPTION PLAN

        On July 10, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the Kellstrom Industries, Inc. 1996 Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company more attractive to present and prospective non-employee directors and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial growth of the Company largely depend.

1996 STOCK OPTION PLAN

        The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.

        If approved by the Company's stockholders, the Plan will be administered by either the entire Board of Directors of the Company or a committee consisting of two or more members of the Board of Directors. The Board of Directors or committee, as the case may be, is to determine, among other things, the recipients of grants, whether a grant will consist of incentive stock options ("ISOs"), nonqualified stock options or stock appreciation rights ("SARs") (in tandem with an option or free-standing) or a combination thereof, and the number of shares to be subject to such options. ISOs may be granted only to officers and key employees of the Company and its subsidiaries. Nonqualified stock options and SARs may be granted to such officers and employees as well as to agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

        The Plan provides for the granting of ISOs to purchase the Company's Common Stock at not less than the fair market value on the date of the option grant and the granting of nonqualified options and SARs with any exercise price. SARs granted in tandem with an option have the same exercise price as the related option. The total number of shares with respect to which options and SARs may be granted under the Plan is currently 1,100,000, provided that 700,000 of such options and SARs may not be granted until at least 75% of the 4,600,000 outstanding Redeemable Common Stock Purchase Warrants which were issued to the public in the Company's 1994 initial public offering are exercised by the holders thereof or redeemed by the Company in accordance with the terms of such Warrants. The Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the option will be treated as a nonqualified option. In addition, if an optionee owns more than 10% of the total voting power of all classes of the Company's stock at the time the individual is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the ISO cannot exceed five years. No option or SAR may be granted under the Plan after July 9, 2006, and no option or SAR may be outstanding for more than ten years after its grant.

        Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash, check or, under certain circumstances, in shares of any class of the Company's Common Stock, or any combination thereof. SARs, which give the holder the privilege of surrendering such rights for the appreciation in the Common Stock between the time of the grant and the surrender, may be settled, in the discretion of the Board or committee, as the case may be, in cash, Common Stock, or in any combination thereof. The exercise of an SAR granted in tandem with an option cancels the option to which it relates with respect to the same number of shares as to which the SAR was exercised. The exercise of an option cancels any related SAR with respect to the same number of shares as to which the option was exercised. Generally, options and SARs may be exercised while the recipient is performing services for the Company and within three months after termination of such services.

        The Plan may be terminated at any time by the Board of Directors, which may also amend the Plan, except that without stockholder approval, it may not increase the number of shares subject to the Plan or change the class of persons eligible to receive options under the Plan.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANT.

INCENTIVE STOCK OPTIONS

        Options granted under the Plan which constitute ISOs will, in general, be subject to the following Federal income tax treatment:

        (i) The grant of an ISO will give rise to no Federal income tax consequences to either the Company or the participant.

        (ii) A participant's exercise of an ISO will result in no Federal income tax consequences to the Company.

        (iii) A participant's exercise of an ISO will not result in ordinary Federal taxable income to the participant, but may result in the imposition of an increase in the alternative minimum tax. If shares acquired upon exercise of an ISO are not disposed of within the same taxable year the ISO is exercised, the excess of the fair market value of the shares at the time the ISO is exercised over the option price is included in the participant's computation of alternative minimum taxable income.

        (iv) If shares acquired upon the exercise of an ISO are disposed of within two years of the date of the option grant, or within one year of the date of the option exercise, the participant will realize ordinary Federal taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the option price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the option price.

        Short-term or long-term capital gain will be realized by the participant at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO.

        Short-term or long-term capital loss will be realized by the participant at the time of such a disposition to the extent that the option price exceeds the amount of proceeds from the sale.

        If a disposition is made as described in this section, the Company will be entitled to a Federal income tax deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary Federal taxable income realized by the participant.

        If shares acquired upon the exercise of an ISO are disposed of after the later of two years from the date of the option grant or one year from the date of the option exercise, the participant will realize long-term capital gain or loss in an amount equal to the difference between the amount realized by the participant on the disposition and the participant's Federal income tax basis in the shares, usually the option price. In such event, the Company will not be entitled to any Federal income tax deduction with respect to the ISO.

NON-QUALIFIED STOCK OPTIONS

        Non-qualified stock options ("NQSO"s) granted under the Plan will, in general, be subject to the following Federal income tax treatment.

        (i) The grant of a NQSO will give rise to no Federal income tax consequences to either the Company or the participant.

        (ii) The exercise of an option will generally result in ordinary Federal taxable income to the participant in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price.

        (iii) A deduction from Federal taxable income will be allowed to the Company in an amount equal to the amount of ordinary income recognized by the participant, provided the Company deducts and withholds all appropriate Federal withholding tax.

        (iv) Upon a subsequent disposition of shares, a participant will recognize a short-term or long-term capital gain or loss equal to the difference between the amount received and the tax basis of the shares, usually fair market value at the time of exercise.

        The benefits and amounts that may be received or allocated in the future under the Plan are not determinable. No option grants have been made to date pursuant to the Plan to any person, including the Company's Chief Executive Officer, any of the Company's other executive officers, the directors, or the employees of the Company.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1996 STOCK OPTION PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected KPMG Peat Marwick LLP ("Peat Marwick") as its independent auditors for 1996. Although stockholder ratification of the Board's action in this respect is not required, the Board considers it desirable for stockholders to pass upon such appointment. If the stockholders do not ratify the appointment of Peat Marwick, the engagement of independent auditors will be reevaluated by the Board.

        A representative of Peat Marwick is expected to attend the meeting and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PEAT MARWICK.

                       COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        The Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and beneficial owners of more than 10% of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during its most recent fiscal year, there were individuals subject to compliance reporting requirements under the Exchange Act who failed to file on a timely basis. Zivi R. Nedivi, John S. Gleason, Paul F. Steele and Anthony Motisi each failed to file on a timely basis a Form 4 reporting one transaction. Each of Paul F. Steele and Anthony Motisi also failed timely to file a Form 3. David Jan Mitchell failed to file timely two Forms 4 reporting two transactions and Joram D. Rosenfeld and Yoav Stern each failed to timely file a Form 4 reporting one transaction. All such forms have subsequently been filed.

                                 ANNUAL REPORT

        The Company's 1995 Annual Report is being mailed to stockholders together with this proxy statement. No part of the Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

                                 OTHER MATTERS

        All items of business expected to be brought before the meeting by the Board of Directors are set forth in this Proxy Statement. The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should properly come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his best judgment on such matters.

                          1997 STOCKHOLDER PROPOSALS

        Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals for the 1997 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Secretary of the Company at the Company's principal executive offices not later than April 30, 1997.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                     By Order of the Board of Directors,

                                     ANTHONY MOTISI
                                     SECRETARY

Sunrise, Florida
July 23, 1996

                                                                       EXHIBIT A

                KELLSTROM INDUSTRIES, INC. 1996 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The purpose of the Kellstrom Industries, Inc. 1996 Stock Option Plan (the "Plan") is to promote the interests of Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Plan became effective on July 10, 1996, by resolution of the Board, subject to ratification of the Plan by a majority vote of the stockholders of the Company at its 1996 Annual Meeting of Stockholders.

2. STOCK SUBJECT TO THE PLAN. (a) The total number of shares of the authorized but unissued or treasury shares of the Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options and stock appreciation rights ("SARs") may be granted under the Plan shall be 1,100,000, provided that 700,000 of such options and SARs may not be granted until at least 75% of the 4,600,000 outstanding Redeemable Common Stock Purchase Warrants which were issued to the public in the Company's 1994 initial public offering are exercised by the holders thereof or redeemed by the Company in accordance with the terms of such Warrants, subject to adjustment as provided in Section 14 hereof, which shares may be of any class of Common Stock; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options.

        (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan; provided, however, that shares as to which an option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent option or SAR grants under the Plan.

        (c) Stock issuable upon exercise of an option or SAR granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock, grant SARs and issue shares upon exercise of such options and SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or SAR agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the

Board. If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires.

4. TYPE OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Board.

5. ELIGIBILITY. Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in
Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. SARs and options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

        In determining the eligibility of an individual to be granted an option or SAR, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company's Chairman, the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6. RESTRICTIONS ON INCENTIVE STOCK OPTIONS. Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

        (a) LIMITATION ON NUMBER OF SHARES. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, determined as of the date the incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

        (b) TEN PERCENT (10%) STOCKHOLDER. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

               (i) The option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

               (ii) The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

7. OPTION AGREEMENT. Each option and SAR shall be evidenced by an agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No option or SAR shall be granted within the meaning of the Plan and no purported grant of any option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option and SAR may be granted to an individual.

8. OPTION PRICE. (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board.

        (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as incentive stock options shall be at least the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with clause (c) below.

        (c) If the Common Stock is then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then listed on any such exchange, the fair market value shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the fair market value of the Common Stock cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with the Regulations promulgated under
Section 422 of the Code.

9. MANNER OF PAYMENT; MANNER OF EXERCISE. (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 8 hereof.

        (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

10. EXERCISE OF OPTIONS AND SARS. Each option and SAR granted under the Plan shall, subject to Section 11(b) and Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option or SAR is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. The exercise of an option shall result in the cancellation of the SAR to which it relates with respect to the same number of shares of Common Stock as to which the option was exercised.

11.     TERM OF OPTIONS AND SARS; EXERCISABILITY.

        (a) TERM. (i) Each option shall expire not more than ten (10) years from the date of the granting thereof, except as (a) otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) earlier termination as herein provided.

               (ii) Except as otherwise provided in this Section 11, an option or SAR granted to any grantee who ceases to perform services for the Company or one of its subsidiaries shall terminate three months after the date such grantee ceases to perform services for the Company or one of its subsidiaries, or on the date on which the option or SAR expires by its terms, whichever occurs first.

               (iii) If the grantee ceases to perform services for the Company because of dismissal for cause or because the grantee is in breach of any employment agreement, such option or SAR will terminate on the date the grantee ceases to perform services for the Company or one of its subsidiaries.

               (iv) If the grantee ceases to perform services for the Company because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option or SAR shall terminate twelve months after the date such grantee ceases to perform services for the Company, or on the date on which the option or SAR expires by its terms, whichever occurs first.

               (v) In the event of the death of any grantee, any option or SAR granted to such grantee shall terminate twelve months after the date of death, or on the date on which the option or SAR expires by its terms, whichever occurs first.

        (b) EXERCISABILITY. (i) Except as provided below, an option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries shall be exercisable only to the extent that such option or SAR has accrued and is in effect on the date such grantee ceases to perform services for the Company or one of its subsidiaries.

               (ii) An option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries because he or she has become permanently disabled (as defined above) shall be exercisable with respect to the full number of shares covered thereby, whether or not under the provisions of
Section 10 hereof the grantee was entitled to do so at the date he or she became permanently disabled, and may be exercised by a legal representative on behalf of the grantee.

               (iii) In the event of the death of any grantee, the option or SAR granted to such grantee may be exercised with respect to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the grantee was entitled to do so at the date of his or her death, by the estate of such grantee, or by any person or persons who acquired the right to exercise such option or SAR by bequest or inheritance or by reason of the death of such grantee.

12. OPTIONS NOT TRANSFERABLE. The right of any grantee to exercise any option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent, and any such option or SAR shall be exercisable during the lifetime of such grantee only by him. Any option or SAR granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option or SAR.

13. TERMS AND CONDITIONS OF SARS. (a) An SAR may be granted separately or in connection with an option (either at the time of grant or at any time during the term of the option).

        (b) The exercise of an SAR granted in connection with an option shall result in the cancellation of the option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

        (c) An SAR granted in connection with an option shall be exercisable or transferable only to the extent that such related option is exercisable or transferable.

        (d) Upon the exercise of an SAR related to an option, the holder will be entitled to receive payment of an amount determined by multiplying:

               (i) the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

               (ii)  the number of shares as to which such SAR is exercised.

        (e) An SAR granted without relationship to an option shall be exercisable as determined by the Board, but in no event after ten years from the date of grant.

        (f) An SAR granted without relationship to an option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

               (i) the difference obtained by subtracting the fair market value of a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

               (ii)  the number of shares as to which such SAR is exercised.

        (g) Notwithstanding subsections (d) and (f) above, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

        (h) At the discretion of the Board, payment of the amount determined under subsections (d) and (f) above may be made either in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board in accordance with Section 8 hereof), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

        (i) Neither an SAR nor an option granted in connection with an SAR granted to a person subject to Section 16(b) of the Exchange Act may be exercised before six months after the date of grant.

14. RECAPITALIZATION, REORGANIZATION AND THE LIKE. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options and SARs may be granted under the Plan and as to which outstanding options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options and SARs shall be made without change in the total price applicable to the unexercised portion of such options and SARs and with a corresponding adjustment in the exercise price per share.

        In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options and SARs in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options and SARs shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

        The Board shall also have the power and right to accelerate the exercisability of any options or SARs, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under
Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

        A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

        If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

        No fraction of a share shall be purchasable or deliverable upon the exercise of any option or SAR, but in the event any adjustment hereunder in the number of shares covered by the option or SAR shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan or in any option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations Section 1.421-7(h)(2).

16. WITHHOLDING. The Company's obligation to deliver shares upon the exercise of any non-qualified option or SAR granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option or SAR to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17. RESTRICTIONS ON ISSUANCE OF SHARES. (a) Notwithstanding the provisions of
Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an option or SAR and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

               (i) The shares with respect to which such option or SAR has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

        (b) It is intended that all exercises of options and SARs shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION. Unless the shares to be issued upon exercise of an option or SAR granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option or SAR unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

        In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option or SAR shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19. LOANS. At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

20. MODIFICATION OF OUTSTANDING OPTIONS AND SARS. Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21. APPROVAL OF STOCKHOLDERS. The Plan shall be subject to approval by a majority vote of the stockholders of the Company voting in person or by proxy at the Company's 1996 Annual Meeting of

Stockholders. The Plan became effective on July 10, 1996 by resolution of the Board. The Board may grant options and SARs under the Plan prior to such stockholder approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

22. TERMINATION AND AMENDMENT OF PLAN. Unless sooner terminated as herein provided, the Plan shall terminate on July 9, 2006. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options and SARs may be granted or change the designation of the class of persons eligible to receive options and SARs under the Plan, and
(ii) any such modification or amendment of the Plan shall be approved by a majority vote of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option or SAR theretofore granted to him or her.

23. LIMITATION OF RIGHTS IN THE UNDERLYING SHARES. A holder of an option or SAR shall not be deemed for any purpose to be a stockholder of the Company with respect to such option or SAR except to the extent that such option or SAR shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

24. NOTICES. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chairman, and, if to the holder of an option or SAR, to the address as appearing on the records of the Company.

                           KELLSTROM INDUSTRIES, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 1996

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned stockholder(s) of Kellstrom Industries, Inc. (the "Company"), do(es) hereby appoint Messrs. Zivi
R. Nedivi and John S. Gleason, and each of them, true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, $.001 par value, of the Company outstanding in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company, located at 14000 N.W. 4th Street, Sunrise, Florida on August 28, 1996 at 10:00 a.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated July 23, 1996, the Proxy Statement accompanying the Notice, and the Company's Annual Report for the fiscal year ended December 31, 1995.

      Said proxies are directed to vote as indicated on the following proposals:

1. ELECTION OF CLASS I DIRECTOR:
   NOMINEE: DAVID JAN MITCHELL
   [ ] FOR the nominee listed above.         [ ] WITHHOLD AUTHORITY to vote for
                                                 the nominee listed above.
2. ELECTION OF CLASS II DIRECTORS:
   NOMINEES: JORAM D. ROSENFELD, YOAV STERN AND ZIVI R. NEDIVI
   [ ] FOR all nominees listed above,        [ ] WITHHOLD AUTHORITY to vote for
   [ ] FOR all nominees listed above except      all nominees listed above,
       that authority is withheld to vote
       any nominee whose name is written on
       the line immediately below:

   -----------------------------------------------------------------------------
3. TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN.
                        [ ] FOR [ ] AGAINST [ ] ABSTAIN
4. TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.
                        [ ] FOR [ ] AGAINST [ ] ABSTAIN
                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

5. OTHER MATTERS:
   To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.

   Each stockholder should specify by a mark in the appropriate box how he wishes his shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINESS LISTED IN ITEMS 1 AND 2 ABOVE, AND FOR THE APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN AS DESCRIBED IN ITEM 3 ABOVE AND FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS DESCRIBED IN ITEM 4 ABOVE.

   PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE REPLY ENVELOPE. IN ADDITION, PLEASE CHECK THE BOX BELOW IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON.

[ ] I AM PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON.

                                   Dated:_________________________________, 1996

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________
                                          Signature(s) of Stockholder(s)

                                   Note: Signature(s) should agree with the name(s) ons the stock certificates. Executors, administrators, trustees, guardians, etc. should so indicate when signing.